Exhibit 10.3(c)


                                  AMENDMENT TO
                               HEXCEL CORPORATION
                              INCENTIVE STOCK PLAN


I.         Purpose

         This Amendment (the "Amendment") to the Hexcel Corporation Incentive Stock Plan, as previously amended and restated on January 30, 1997 and further amended on December 10, 1997 and March 25, 1999 (as so amended and restated, the "Plan"), amends the Plan on the terms provided herein.


II.        Amendment to Capital Stock Subject to the Provisions of this Plan

(a) Unless otherwise defined herein, capitalized terms that are defined in the Plan are used herein as defined therein.

(b) Section V(a) of the Plan is hereby amended and restated as follows:

         "The capital stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock and shares of Common Stock held as treasury stock. Subject to adjustment in accordance with the provisions of
Section XI, and subject to Section V(c) below, the maximum number of shares of Common Stock that shall be available for grants of Awards under this Plan shall be 6,691,251."


III.       Effective Date of Amendment

         This Amendment became effective upon the approval thereof by the Hexcel Corporation Board of Directors on December 2, 1999.



                               HEXCEL CORPORATION


                                                By:  /s/ Ira J. Krakower
                                                Name:    Ira J. Krakower
                                                Title:   Senior Vice President



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